UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2016

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lakeland Bancorp, Inc. (the “Company”), the parent of Lakeland Bank (the “Bank”), recently announced several management team transitions, in line with the Company’s long-term succession planning process.

Stewart E. McClure, Jr. is retiring as of December 31, 2016. Mr. McClure had served as Senior Executive Vice President of the Company and Regional President of the Bank since 2013, after the Company’s acquisition of Somerset Hills Bancorp and Somerset Hills Bank, where Mr. McClure had served as President and CEO.

As of January 1, 2017, Robert A. Vandenbergh will continue to serve as Senior Executive Vice President of the Company and Regional President of the Bank, and will transition his role of Chief Operating Officer of the Company to Ronald E. Schwarz, Senior Executive Vice President and Chief Revenue Officer of the Company and the Bank.

Mr. Vandenbergh, the Company and the Bank entered into an Amendatory Agreement to Change in Control Agreement, dated as of January 1, 2017, to revise the definition of “Contract Period” in his Change in Control Agreement. The “Contract Period,” as revised, means the period commencing the day immediately preceding a change in control and ending on the earlier of (i) the second anniversary of a change in control, (ii) December 31, 2017, or (iii) Mr. Vandenbergh’s death. Prior to the amendment, Mr. Vandenbergh’s Change in Control Agreement provided that the Contract Period would end on the earlier of (i) the second anniversary of a change in control, (ii) Mr. Vandenbergh’s attainment of age 65, or (iii) Mr. Vandenbergh’s death. Mr. Vandenbergh’s Amendatory Agreement to Change in Control Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Joseph F. Hurley, Executive Vice President and Chief Financial Officer of the Company and the Bank, is expected to retire in July 2017, and Thomas F. Splaine, Jr., First Senior Vice President and Chief Accounting Officer of the Company and the Bank, is expected to assume the position of Chief Financial Officer upon completion and filing of the Company’s 2016 Annual Report on Form 10-K in March 2017.

A copy of the Company’s press release announcing the transitions described above is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Amendatory Agreement to Change in Control Agreement, dated as of January 1, 2017, among Lakeland Bancorp, Inc., Lakeland Bank and Robert A. Vandenbergh.

Exhibit 99.1	Lakeland Bancorp, Inc. press release, dated January 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/Timothy J. Matteson
Name:	Timothy J. Matteson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: January 3, 2017

Exhibit Index

Exhibit 10.1	Amendatory Agreement to Change in Control Agreement, dated as of January 1, 2017, among Lakeland Bancorp, Inc., Lakeland Bank and Robert A. Vandenbergh.

Exhibit 99.1	Lakeland Bancorp, Inc. press release, dated January 3, 2017.